Exhibit 99.1

Surrozen and Consonance-HFW Acquisition Corp. Announce Business Combination,

Creating Publicly Listed Leader in Wnt Biology and Tissue Regeneration

Surrozen expects to receive approximately $212 million in gross proceeds from the business combination, including $120 million from a committed PIPE financing and $92 million cash in trust from Consonance-HFW. Lead investors in the PIPE were a U.S.-based, healthcare-focused fund and Consonance Capital Management, with participation from other leading life sciences-dedicated funds and existing Surrozen investors including The Column Group.

Net proceeds from the business combination will be used to advance Surrozen’s pipeline of lead Wnt-modulating antibody programs through Phase 1b and to continue pre-clinical discovery and development efforts supporting additional programs.

Consonance-HFW intends to nominate former Pfizer Chief Medical Officer Mace Rothenberg, M.D., to serve on Surrozen’s Board of Directors.

Combined company expected to be listed on Nasdaq; business combination expected to close in Q3 2021.

Investor webcast about the proposed transaction is available at NetRoadshow.com using Surrozen2021 as the deal entry code.

Princeton, N.J., April 15, 2021—Surrozen, Inc. (“Surrozen”), a company pioneering targeted therapeutics that selectively activate the Wnt pathway for tissue repair and regeneration, and Consonance-HFW Acquisition Corp. (NYSE American LLC: CHFW.U) (“Consonance-HFW”), a special purpose acquisition company (“SPAC”) sponsored by entities affiliated with Consonance Capital Management, today announced they have entered into a definitive business combination agreement. On the day of closing of the business combination, Consonance-HFW will redomicile as a Delaware corporation and will be renamed Surrozen, Inc., and its common stock is expected to be listed on the Nasdaq under the ticker symbol “SRZN.”

Surrozen is advancing novel antibody-based approaches to selectively and potently activate the Wnt pathway for tissue repair and regeneration across a broad range of serious diseases. Its lead programs SZN-1326, a bi-specific antibody targeting Fzd5/8 and Lrp6 for the treatment of inflammatory bowel disease, and SZN-043, a hepatocyte-targeted R-spondin mimetic for severe alcoholic hepatitis, are expected to enter clinical development in 2022. These programs were discovered utilizing Surrozen’s proprietary technologies, SWAP (Surrozen Wnt signal Activating Protein) and SWEETS (Surrozen Wnt signal Enhancers Engineered for Tissue Specificity), which enable potent and selective modulation of Wnt signaling through the generation of Wnt and R-spondin mimetics. Surrozen is utilizing these technologies to advance discovery programs in additional areas, including diseases of the eye, lung, kidney, cochlea, skin, pancreas and central nervous system. The company’s co-founders and scientific advisors include pioneers in the field of Wnt biology, including Nobel Prize winner Harold Varmus, M.D., and Roel Nusse, Ph.D., who together first discovered the Wnt gene in 1982.

“Surrozen is dedicated to transforming treatment of serious disease by fully exploiting the Wnt pathway. This financing supports that mission with experienced life sciences investors and capital,” said Craig Parker, Surrozen’s President and CEO. “We believe that modulation of the Wnt pathway, the body’s own mechanism for tissue repair, has the potential to provide clinical benefit in a broad range of acute and chronic diseases. In 2022, we expect to initiate Phase 1 clinical trials for our lead programs in inflammatory bowel disease and severe alcoholic hepatitis and to advance our ophthalmology programs towards IND. Today’s announcement ensures that we have the capital to advance our clinical programs to key clinical proof-of-concept milestones.”

In addition to the approximately $92 million held in Consonance-HFW’s trust account (assuming no redemptions are effected), a group of leading life sciences investors have committed $120 million to a private placement transaction to be consummated in connection with the closing of the business combination (the “PIPE”), in which PIPE investors will receive units consisting of one share of Consonance-HFW and 1/3rd of one redeemable warrant to purchase one share of Consonance-HFW. The price per unit is $10.00, and each whole warrant will become exercisable for one share of Consonance-HFW at an exercise price of $11.50 per share beginning on the one-year anniversary of Consonance-HFW’s IPO. Lead investors in the PIPE were a U.S.-based, healthcare-focused fund and Consonance Capital Management, with participation from other leading life sciences-dedicated funds and existing Surrozen investors including The Column Group.

The combined company (“New Surrozen”) is expected to receive gross proceeds of $212 million from the transaction (assuming no redemptions are effected) and will be led by the current Surrozen management team, including Chief Executive Officer Craig Parker. The boards of directors of both Surrozen and Consonance-HFW have approved the transaction, which is expected to close in Q3 2021, subject to the approval of Surrozen and Consonance-HFW shareholders and the satisfaction or waiver of customary closing conditions.

“We are excited to partner with Surrozen in support of their mission to harness the therapeutic potential of the Wnt pathway, the body’s own biological tissue repair mechanism,” said Gad Soffer, Chief Executive Officer of Consonance-HFW. “In our view, Surrozen possesses an unparalleled understanding of Wnt biology as well as the tools to unlock the promise of this pathway. We believe Surrozen’s initial product candidates could provide breakthrough potential in areas of high unmet need and its platform offers the potential to discover and develop unique therapeutics for a wide range of diseases.”

New Surrozen will use the proceeds from the business combination and concurrent PIPE financing, together with Surrozen’s existing cash resources, to advance into clinical development multiple wholly-owned programs that have been internally discovered and developed using Surrozen’s pioneering approach to modulating the Wnt pathway. These programs include SZN-1326 and SZN-043, which are expected to enter clinical development in 2022. In addition, New Surrozen will advance multiple preclinical programs towards candidate selection and IND-enabling activities, including in multiple ophthalmology indications, and expects to nominate additional lead candidates and file additional INDs in 2023 and beyond.

As part of the business combination, Consonance-HFW has the right to nominate one director to serve on the New Surrozen board of directors, and intends to nominate Mace Rothenberg, M.D. Dr. Rothenberg has more than three decades of experience in clinical development and the biopharmaceutical industry and most recently served as Pfizer’s Chief Medical Officer.

Summary of Transaction

Surrozen stockholders and holders of Surrozen equity awards are converting 100% of their existing equity interests into shares or equivalent awards of New Surrozen at an implied Surrozen equity value of $200 million. Assuming a share price of $10.00 per share, New Surrozen is expected to have an initial equity value of approximately $432 million. Upon closing, it is expected that New Surrozen’s common stock will be publicly traded on the Nasdaq Capital Market under the ticker symbol “SRZN.”

Additional information about the transaction will be provided in a Current Report on Form 8-K filed by Consonance-HFW with the U.S. Securities and Exchange Commission (the “Commission”) on or about the date hereof, which report will include an investor presentation and will be available at www.sec.gov. In addition, Consonance-HFW intends to file with the Commission a registration statement on Form S-4, which will include a proxy statement/prospectus, as well as any additional materials and documents as may be needed regarding the proposed transaction.

Transaction Advisors

J.P. Morgan Securities LLC is acting as financial advisor to Consonance-HFW in connection with the business combination, and J.P. Morgan Securities LLC and BofA Securities are acting as placement agents on behalf of Consonance-HFW. Guggenheim Securities, LLC is acting as financial advisor and capital markets advisor to Surrozen, and Stifel, Nicolaus & Company, Incorporated is acting as capital markets advisor to Surrozen in the transaction. Goodwin Procter LLP is acting as legal counsel to Consonance-HFW, Cooley LLP is acting as legal counsel to Surrozen and Wilson Sonsini Goodrich & Rosati, P.C. is acting as legal counsel to the placement agents.

Investor Webcast Information

Web Address: www.netroadshow.com

Deal Entry Code: Surrozen2021 (not case sensitive)

Direct Link: https://www.netroadshow.com/custom/surrozen2021/

About Consonance-HFW Acquisition Corp.

Consonance-HFW Acquisition Corp. is a recently incorporated blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. It is led by Chairman Mitchell Blutt, M.D., Chief Executive Officer Gad Soffer, Chief Financial Officer Kevin Livingston and VP Business Development Joshua House.

About Consonance Capital Management

Consonance Capital Management was founded in 2007 with approximately $50 million of assets under management by Mitchell Blutt, Benny Soffer and Kevin Livingston. As of March 31, 2021, the fund has grown to approximately $1 billion in assets under management and focuses on equity investments in life sciences companies, with an emphasis on small and mid-cap life sciences companies.

About Surrozen

Surrozen is a biotechnology company discovering and developing drug candidates to selectively modulate the Wnt pathway. Surrozen is developing tissue-specific antibodies designed to engage the body’s existing biological repair mechanisms with potential application across multiple disease areas, including diseases of the intestine, liver, retina, cornea, lung, kidney, cochlea, skin, pancreas and central nervous system. For more information, please visit www.surrozen.com.

Important Information and Where to Find It

A full description of the terms of the transaction will be provided in a registration statement on Form S-4 to be filed with the Commission by Consonance-HFW, which will include a prospectus with respect to the securities of New Surrozen to be issued in connection with the business combination, as well as a proxy statement with respect to the shareholder meeting of Consonance-HFW to vote on the business combination and related matters. Consonance-HFW urges its investors, shareholders and other interested persons to read, when available, the preliminary proxy statement/prospectus as well as other documents Consonance-HFW files or furnishes with the Commission because such documents will contain important information about Consonance-HFW, Surrozen and the transaction. After the registration statement is declared effective by the Commission, the definitive proxy statement/prospectus to be included in the registration statement will be mailed or otherwise disseminated to shareholders of Consonance-HFW as of a record date to be established for voting on the proposed business combination and related matters. Once available, shareholders will also be able to obtain a copy of the registration statement on Form S-4, including the proxy statement/prospectus, and other documents filed or furnished by Consonance-HFW with the Commission without charge, by directing a request to: Consonance-HFW Acquisition Corp., 1 Palmer Square, Suite 305, Princeton, New Jersey, 08540, Attention: Investor Relations. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the Commission’s website (www.sec.gov) or at www.consonancehfw.com.

Participants in the Solicitation

Consonance-HFW and Surrozen and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the potential transaction described in this press release under the rules of the Commission. Information about the directors and executive officers of Consonance-HFW is set forth in Consonance-HFW’s Annual Report on Form 10-K for the year-ended December 31, 2020, filed with the Commission on

March 31, 2021 (the “Annual Report”), which is available free of charge at the Commission’s web site at www.sec.gov or at www.consonancehfw.com or by directing a request to: Consonance-HFW Acquisition Corp., 1 Palmer Square, Suite 305, Princeton, New Jersey, 08540, Attention: Investor Relations. Information regarding the persons who may, under Commission rules, be deemed participants in the solicitation of the Consonance-HFW shareholders in connection with the potential transaction will be set forth in the registration statement containing the preliminary proxy statement/prospectus when it is filed with the Commission. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release is not a proxy statement or a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transaction, and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Consonance-HFW, New Surrozen or Surrozen, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Special Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that are based on beliefs and assumptions and on information currently available. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing” or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance or achievements to be materially different from the information expressed or implied by these forward-looking statements. Although we believe that we have a reasonable basis for each forward-looking statement contained in this press release, we caution you that these statements are based on a combination of facts and factors currently known by us and our projections of the future, about which we cannot be certain. Forward-looking statements in this press release include, but are not limited to, statements regarding the proposed business combination, including the timing and structure of the transaction, the proceeds of the transaction, the board of directors of New Surrozen, the initial market capitalization of New Surrozen and the benefits of the transaction, as well as statements about the expectations for and beliefs about Surrozen’s clinical development programs and pipeline. We cannot assure you that the forward-looking statements in this press release will prove to be accurate. These forward looking statements are subject to a number of risks and uncertainties, including, among others, the parties’ ability to complete the business combination in a timely manner or at all, including to obtain the requisite approvals from the Consonance-HFW or Surrozen shareholders, or the parties’ ability or willingness to satisfy or waive other closing conditions contained in the business combination agreement; the occurrence of any event that could give rise to the termination of the business combination agreement, including if the PIPE is delayed or unable to be consummated; the ability to recognize the anticipated benefits of the business combination and other risks and uncertainties, including those to be included under the header “Risk Factors” in the registration statement on Form S-4 to be filed with the Commission by Consonance-HFW, and those risks and uncertainties included under the header “Risk Factors” in the final prospectus of Consonance-HFW related to its initial public offering and in its Annual Report. The forward-looking statements in this press release represent our views as of the date of this press release. IF UNDERLYING ASSUMPTIONS PROVE INACCURATE OR UNKNOWN RISKS OR UNCERTAINTIES MATERIALIZE, ACTUAL RESULTS AND THE TIMING OF EVENTS MAY DIFFER MATERIALLY FROM THE RESULTS AND/OR TIMING DISCUSSED IN THE FORWARD-LOOKING STATEMENTS, AND YOU SHOULD NOT PLACE UNDUE RELIANCE ON THESE STATEMENTS. CONSONANCE-HFW AND SURROZEN DISCLAIM ANY INTENT OR OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS AS A RESULT OF DEVELOPMENTS OCCURRING AFTER THE DATE OF THIS REPORT OR OTHERWISE. Furthermore, if any forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame, or at all.

Consonance-HFW Acquisition Corp. Contact Information

1 Palmer Square, Suite 305

Princeton, NJ 08540

Tel.: (609) 921-2333

Email: CHFW-info@consonancelifesciences.com

Surrozen Contact Information

171 Oyster Point Blvd., Suite 400

South San Francisco, CA 94080

Tel.: (650) 475-2820

Email: info@surrozen.com

Media Contact

Ian Stone, Managing Director

CanaleComm

Tel.: (619) 518-3518

Email: ian.stone@canalecomm.com